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                                                                   EXHIBIT 10.23

                                 AMENDMENT NO. 4
                             TO EMPLOYMENT AGREEMENT

         AGREEMENT dated as of August 7, 2002 between John M. Mount ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of November 5, 1997 and amended May 17, 1999, May 15, 2000 and January 2, 2002 ("Employment Agreement"); and


         WHEREAS, Employee and the Company desire to further amend the Employment Agreement in certain respects.

         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of August 7, 2002, as follows:

         A. The date, amended as of May 15, 2000, set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of May 3, 2005 is hereby substituted therefore.

         B.    The base salary amount set forth in the first sentence of Section
               2.1 of the Employment Agreement is hereby deleted and the base salary amount of $266,000 per annum is hereby substituted.

         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2001 is $49,779.

         Except as specifically amended in this Amendment No. 4 to Employment Agreement, the Employment Agreement, as amended, shall


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continue in full force and effect in accordance with its terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.

                                        EMPLOYEE

                                        /s/ John M. Mount
                                        --------------------------

                                        CHEMED CORPORATION


                                        /s/ Kevin J. McNamara
                                        --------------------------
                                        Kevin J. McNamara
                                        President & Chief Executive Officer